UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2021

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In connection with the proposed offering of senior notes described in Item 8.01 below, Targa Resources Partners LP (the “Partnership”), a subsidiary of Targa Resources Corp. (the “Company”), prepared a preliminary offering memorandum containing certain information with respect to the Company and the Partnership to be distributed to prospective investors in the offering. An excerpt of such information is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the Company’s control, which could cause results to differ materially from those expected by management of the Company. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, the impact of pandemics such as COVID-19, actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, the timing and success of business development efforts and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company does not undertake an obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Notes Offering

On January 19, 2021, the Partnership issued a press release announcing that, subject to market conditions, the Partnership intended to offer senior unsecured notes due 2032 in a private offering to eligible purchasers. A copy of the Partnership’s press release is filed as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Tender Offer

On January 19, 2021, the Partnership issued a press release announcing the commencement of an offer to purchase for cash (the “Tender Offer”) any and all of its outstanding 5 1/8% Senior Notes due 2025 (the “2025 Notes”). The terms and conditions of the Tender Offer are described in an Offer to Purchase, dated January 19, 2021. A copy of the press release is filed as Exhibit 99.3 and is incorporated in this Item 8.01 by reference.

Each of the press releases shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Offering memorandum excerpt (incorporated by reference to Exhibit 99.1 to Targa Resources Partners LP’s Current Report on Form 8-K (File No. 001-33303) filed January 19, 2021).

99.2	Press release dated January 19, 2021, announcing the launch of the Offering (incorporated by reference to Exhibit 99.2 to Targa Resources Partners LP’s Current Report on Form 8-K (File No. 001-33303) filed January 19, 2021).

99.3	Press release, dated January 19, 2021, announcing the commencement of the Tender Offer (incorporated by reference to Exhibit 99.3 to Targa Resources Partners LP’s Current Report on Form 8-K (File No. 001-33303) filed January 19, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: January 19, 2021	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer

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